UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2012

SPUTNIK ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52366	52-2348956
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3020 Bridgeway Suite 400
Sausalito, CA 94965
(Address of principal executive offices)

(415) 355-9500
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

By mutual consent, an Agreement that was made on the first day of July 2012, by and between Sputnik Enterprises, Inc., a Nevada corporation (the “Issuer”), and Armada Sports & Entertainment, Inc., a Nevada corporation (the “Company”) concerning the transfer to the Shareholders of the Company, 20,000,000 shares of common stock of Issuer, $.001 par value, in exchange for 100% of the issued and outstanding shares of Company, such that Company shall become a wholly owned subsidiary of the Issuer, was terminated on October 29, 2012.

The Agreement was filed as an exhibit to Form 8-K filed July 3, 2012.  The Termination Agreement is filed as an exhibit to this Form 8-K

Item 9.01. Financial Statements and Exhibits.

Exhibits

10  Termination of Agreement for Exchange of Common Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sputnik Enterprises, Inc.

Date: October 29, 2012	By:	/s/ David LaDuke
David LaDuke
Chief Executive Officer and Director

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